                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2007

                              NEWPORT BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

     Maryland                          0-51856                   20-4465271
     --------                          -------                   ----------
(State or other jurisdiction of     (Commission                (IRS Employer
incorporation or organization)       File Number)            Identification No.)


100 Bellevue Avenue, Newport, Rhode Island                           02840
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(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (401) 847-5500
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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     On February 16, 2007, Newport Bancorp, Inc. issued a press release to announce its financial results for the quarter and year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
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(d)   Exhibits

      Number            Description
      ------            -----------

      99.1              Press Release dated February 16, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NEWPORT BANCORP, INC.
                                    (Registrant)



Date: February 20, 2007             By: /s/ Bruce A. Walsh
                                        ------------------------------
                                        Bruce A. Walsh
                                        Senior Vice President and
                                        Chief Financial Officer